Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW HAMPSHIRE

In re	Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
		Reporting Period	Mar. 31, 2005

MONTHLY OPERATING REPORT

Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	X

Schedule of Cash Receipts and Disbursements	MOR-2	X

Copies of Debtor’s Bank Reconciliations		X

Copies of Debtor’s Bank Statements		X

Copies of Cash Disbursements Journals		X

Statement of Operations	MOR-3	X

Balance Sheet	MOR-4	X

Schedule of Post-Petition Liabilities	MOR-5	X

Copies of IRS Form 6123 or payment receipt		N/A

Copies of tax returns filed during reporting period		N/A

Detailed listing of aged accounts payables		X

Accounts Receivable Reconciliation and Aging	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ FREDERICK VANALSTYNE	May 13, 2005
Signature of Authorized Individual*	Date

Frederick Van Alstyne	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Mar. 31, 2005

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below*.	X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee. (See below)

X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee. (See listing below.)	X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	X

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

*	Sale of the SEG division and Vanguard

Payments to Professionals and expenses:

3/3/05 - Jeff Lucas - $15,772

3/14/05 - Jeff Lucas - $15,000

3/14/05 - Marotta Gund Budd & Dzera, LLC - $93,548 Previous month charges

3/16/05 - Marotta Gund Budd & Dzera, LLC - $200,000

Pre-Petition payments:

Earned time - 60,300 Paid 3/3- 3/10- 3/17-3/24-3/31/05

Sick - 2,447 3/10 -3/24

MOR-1

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Mar. 31, 2005

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.

A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
(IN THOUSANDS)	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	978				978
RECEIPTS
CASH SALES	—				—
ACCOUNTS RECEIVABLE	1,897				1,897
LOANS AND ADVANCES	—				—
SALE OF ASSETS*	950				950
OTHER (ATTACH LIST)	72				72
TRANSFERS (FROM DIP ACCTS)	—				—

TOTAL RECEIPTS	2,919				2,919

DISBURSEMENTS
NET PAYROLL	784				784
PAYROLL TAXES	468				468
SALES, USE & OTHER TAXES					—
INVENTORY PURCHASES	569				569
SECURED/RENTAL/LEASES	268				268
INSURANCE	114				114
ADMINISTRATIVE	232				232
SELLING	—				—
OTHER (ATTACH LIST) - see below	198				198

OWNER DRAW *	—				—
TRANSFERS (TO DIP ACCTS)	—				—

PROFESSIONAL FEES	324				324
U.S. TRUSTEE QUARTERLY FEES	—				—
COURT COSTS	—				—

TOTAL DISBURSEMENTS	2,957				2,957

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(38)				(38)
CASH - END OF MONTH	940				940

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	—

Other Receipts
Gennatt Insurance refund	60
Cobra	7
CA Tax Refund	1
Red Sox Refund	4
Total	72
* Sale of Vanguard	950
Other Disbursements:
Funding Foreign ans Subs Operations	92
401K	106
Total	198

MOR-2

9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Mar. 31, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS)

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	2,579	10,721
Less: Returns and Allowances	—	—
Net Revenue	2,579	10,721
COST OF GOODS SOLD
Beginning Inventory	9,102	10,758
Add: Purchases	698	3,188
Add: Cost of Labor	94	362
Add: Other Costs (attach schedule)	396	1,156
Less: Ending Inventory	9,150	9,150
Cost of Goods Sold	1,140	6,314
Gross Profit	1,439	4,407
OPERATING EXPENSES
Sales and Marketing Support	34	214
Auto and Truck Expense		3
Bad Debts		46
Contributions	—	—
Employee Benefits Programs	61	492
Insider Compensation*	—	—
Insurance	(14)	260
Management Fees/Bonuses	—	—
Office Expense		17
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	6	15
Rent and Lease Expense	122	650
Salaries/Commissions/Fees	946	4,326
Supplies	6	33
Taxes - Payroll	7	58
Taxes - Real Estate	—	—
Taxes - Other	—	185
Travel and Entertainment	66	289
Utilities	38	175
Other (attach schedule)	516	1,110
Total Operating Expenses Before Depreciation	1,788	7,873
Depreciation/Depletion/Amortization	154	545
Net Profit(Loss) Before Other Income & Expenses	(503)	(4,011)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		(85)
Interest Expense	545	2,469
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(1,048)	(6,565)
REORGANIZATION ITEMS
Professional Fees	783	2,964
U.S. Trustee Quarterly Fees	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
(Gain) Loss from Sale of Equipment	12,774	12,774
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	13,557	15,738
Income Taxes	—	—
Net Profit(Loss)	(14,605)	(22,303)

* “Insider” is defined in 11 U.S.C. Section 101(31).		MOR-3
		9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Mar. 31, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS) - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Costs
Overhead portion of cost of sales	396	1,156
Other Operational Expenses
cap software adds-reduction to R&D expense	63	150
various	10	(7)
Audit accrual	325	379
Bank Charges	48	346
Director Fees		6
Stock Admin Fees		6
Legal Expenses	31	68
Public Reporting	9	18
Relocation	2	2
Freight	5	23
Consulting accrual	23	119
Total	516	1,110
Other Income
Royalty Payment		(85)
Other Expenses
Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR-3
9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Mar. 31, 2005

BALANCE SHEET (IN THOUSANDS)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	940	166
Restricted Cash and Cash Equivalents	—	—
Accounts Receivable (Net)	3,060	10,056
Notes Receivable	—	—
Inventories	2,724	10,758
Prepaid Expenses	409	1,115
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	7,133	22,095
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	984	5,853
Furniture, Fixtures and Office Equipment	1,868	6,236
Leasehold Improvements	857	2,621
Vehicles	—	—
Less Accumulated Depreciation	(3,461)	(11,879)
TOTAL PROPERTY & EQUIPMENT	248	2,831
OTHER ASSETS
Loans to Insiders	—	—
Other Assets (attach schedule)	22,793	26,345
TOTAL OTHER ASSETS	22,793	26,345
TOTAL ASSETS	30,174	51,271

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	716	—
Taxes Payable (refer to …)	—	—
Wages Payable	704	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders	—	—
Other Postpetition Liabilities (attach schedule)	24	—
TOTAL POST-PETITION LIABILITIES	1,444	—
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	17,383	15,883
Priority Debt	—	—
Unsecured Debt Including intercompany	11,591	13,301
Unsecured Debt Payable to subsidiaries	8,147	8,147
Subsidiaries Investment	16,699	16,699
TOTAL PRE-PETITION LIABILITIES	53,820	54,030
TOTAL LIABILITIES	55,264	54,030
OWNER EQUITY
Capital Stock	214	214
Additional Paid-In Capital	317,122	317,116
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	(318,775)	(318,775)
Retained Earnings - Postpetition	(22,303)	—
Adjustments to Owner Equity (attach schedule)	(1,348)	(1,314)
Post-Petition Contributions (Distributions) (Draws)	—	—
Net Owner Equity	(25,090)	(2,759)
TOTAL LIABILITIES AND OWNERS’ EQUITY	30,174	51,271

Insider is defined in 11 U.S.C. Section 101(31)	—	MOR-4
		9/04

Please Note that the Decrease in AR, Inventory, Prepaids, Fixed Assets and other assets is due to the sale of SEG Also the unsecured Debt dropped because of the Sale of SEG and them assuming some cure liability

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Mar. 31, 2005

BALANCE SHEET (IN THOUSANDS) - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
Other Assets
Capitalized software	2,165	3,684
Patents	128	202
Deposits	—	153
Employee Loans		2
Other Non Current Assets	620	620
Loan refinance closing cost	3,596	5,313
Goodwill	990	990
Investment in subsidiaries	15,294	15,381
Total	22,793	26,345

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Received not invoiced	24
Accrued Warranty
Accrued Royalty
Accrued Sales Return
Customer Advances
Other AP
Other Accrued Liability
Other - Fringe benefit
Deferred Gross Profit
Total	24
Adjustments to Owner Equity
Minimum pension obligation	(583)	(583)
Cumulative Translation Adjustment	(765)	(731)
Total	(1,348)	(1,314)

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.	MOR-4
Typically, restricted cash is segregated into a separate account, such as an escrow account.	9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Mar. 31, 2005

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Income Tax Withholding	—	15,604	15,604	3/31/05	Filed by ADP	—
FICA-Employee	—	10,255	10,255	3/31/05	Filed by ADP	—
FICA-Employer	—	10,255	10,255	3/31/05	Filed by ADP	—
Unemployment	—	47	47	3/31/05	Filed by ADP	—
Income	—	—	—			—
Other:	—	—	—			—
Total Federal Taxes	—	36,162	36,162			—
State and Local
Income Tax Withholding	—	2,745	2,745	3/31/05	Filed by ADP	—
Sales	—	—	—			—
Excise	—	—	—			—
Unemployment	—	1,149	1,149	3/31/05	Filed by ADP	—
Real Property	—	—	—			—
Personal Property	—	—	—			—
Other:	—	—	—			—
Total State and Local	—	3,895	3,895			—
Withholding for Employee Healthcare	—	—	—			—
Premiums, Pensions & Other Benefits	—	12,770	12,770	3/31/05		—
Total Taxes	—	16,665	16,665			—
SUMMARY OF UNPAID POST-PETITION DEBTS (IN THOUSANDS) Attach aged listing of accounts payables
	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	346	88	159	19	103	716
Wages Payable	704	—	—	—	—	704
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Postpetition Debts	1,050	88	159	19	103	1,419

Explain how and when the Debtor intends to pay any past-due post-petition debts.

We intend to pay past-due amounts within the next month out of operating cash.

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

* “Insider” is defined in 11 U.S.C. Section 101(31).	MOR-5
9/04

Robotic Vision Systems, Inc.	Case No.	04-14151-JMD
Debtor	Reporting Period	Mar. 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (IN THOUSANDS)

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	8,867
- SEG receivables sold or otherwise reserved	5,703
+ Amounts billed during the period*	2,123
- Amounts collected during the period**	1,901
Total Accounts Receivable at the end of the reporting period	3,386

Accounts Receivable Aging	Amount
Current	2,828
31 - 60 days old	282
61 - 90 days old	30
91+ days old	246
Total Accounts Receivable	3,386
Amount considered uncollectible (Bad Debt)	(326)
Accounts Receivable (Net)	3,060

MOR-6
* Include vendor activity	9/04
** Include intercompany non cash payments $140K

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW HAMPSHIRE

In re	Auto Image ID, Inc.	Case No.	04-14152-JMD
		Reporting Period	Mar. 31, 2005

MONTHLY OPERATING REPORT

Complete and submit to the United States Trustee within 15 days after end of month

Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	X

Schedule of Cash Receipts and Disbursements	MOR-2	X

Copies of Debtor’s Bank Reconciliations		N/A

Copies of Debtor’s Bank Statements		N/A

Copies of Cash Disbursements Journals		N/A

Statement of Operations	MOR-3	X

Balance Sheet	MOR-4	X

Schedule of Post-Petition Liabilities	MOR-5	X

Copies of IRS Form 6123 or payment receipt		N/A

Copies of tax returns filed during reporting period		N/A

Detailed listing of aged accounts payables		N/A

Accounts Receivable Reconciliation and Aging	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ FREDERICK VANALSTYNE	May 13, 2005
Signature of Authorized Individual*	Date

Frederick Van Alstyne	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

COVER PAGE

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Mar. 31, 2005

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.

X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	N/A

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	N/A

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Mar. 31, 2005

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.

A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	0				0
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)
CASH - END OF MONTH	0				0

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

MOR-2

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Mar. 31, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS)

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization	14	58
Net Profit(Loss) Before Other Income & Expenses	(14)	(58)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense	81	367
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	(95)	(425)
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain(Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit(Loss)

* “Insider” is defined in 11 U.S.C. Section 101(31).	MOR-3
9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Mar. 31, 2005

STATEMENT OF OPERATIONS (IN THOUSANDS) - continuation sheet

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Costs
Other Operational Expenses
Other Income
Other Expenses
Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

MOR-3

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Mar. 31, 2005

BALANCE SHEET (IN THOUSANDS)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	—	—
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT		—
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	780	839
TOTAL OTHER ASSETS	780	839
TOTAL ASSETS	780	839

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable
Taxes Payable (refer to …)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders
Other Postpetition Liabilities (attach schedule)	366
TOTAL POST-PETITION LIABILITIES	366	—
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt *	9,534	9,534
TOTAL PRE-PETITION LIABILITIES	9,534	9,534
TOTAL LIABILITIES	9,900	9,534
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	(8,695)	(8,695)
Retained Earnings - Postpetition	(425)
Adjustments to Owner Equity (attach schedule)
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	(9,120)	(8,695)
TOTAL LIABILITIES AND OWNERS’ EQUITY	780	839

Insider is defined in 11 U.S.C. Section 101(31)

*	Includes $4,451,193 of Robotic Vision Systems, Inc. debt incurred in the acquisition of Auto Image ID, Inc. For accounting purposes, this debt has been reflected in the books and records of Auto Image ID, Inc.

MOR-4

9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Mar. 31, 2005

BALANCE SHEET (IN THOUSANDS) - continuation sheet

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
Other Assets
Goodwill	343	343
Technology	437	496

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Accrued Interest	367
Intercompany
Intercompany investment in subs
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.	MOR-4
Typically, restricted cash is segregated into a separate account, such as an escrow account.	9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Mar. 31, 2005

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes	0					0

SUMMARY OF UNPAID POST-PETITION DEBTS Attach aged listing of accounts payables
	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts	0					0

Explain how and when the Debtor intends to pay any past-due post-petition debts.
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________
* “Insider” is defined in 11 U.S.C. Section 101(31).	MOR-5
9/04

Auto Image ID, Inc.	Case No.	04-14152-JMD
Debtor	Reporting Period	Mar. 31, 2005

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (IN THOUSANDS)

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	0

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	0

MOR-6

9/04